Innovator McKinley Income Fund
(formerly, the Innovator Matrix Income® Fund)
(the “Fund”)

Supplement to the Prospectus dated March 30, 2015
(the “Prospectus”)

The Fund’s Board of Trustees (“Trustees” or “Board”) has approved a change in the Fund’s sub-advisory arrangement.  Effective July 13, 2015, McKinley Capital Management, LLC will serve as the Fund’s sub-adviser (the “Sub-Adviser”).  The change was approved by the Board of the Trust on the recommendation of the Fund’s investment manager, Innovator Management LLC (the “Adviser”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission.  As a result of this change in sub-adviser, the following information will replace the information in the Fund’s current prospectus.

Under the “Fund Summary” section, the Fund’s investment objective is revised as follows to reflect the Fund’s new name:

“The Innovator McKinley Income Fund primarily seeks current income and, as a secondary objective, long-term capital appreciation.”

Under the “Fund Summary” section, the Fund’s principal investment strategy is revised as follows:

“Under normal circumstances, the Fund seeks to achieve its objective by investing in a portfolio of U.S.-listed, exchange-traded stocks and bonds, as well as other mutual funds and business development companies (“BDCs”), that the portfolio manager believes offers high current income.  These securities may include “pass-through” securities (structured to pass through a majority of income as distributions to shareholders) such as master limited partnerships, royalty trusts, and real estate investment trusts.  The Fund invests primarily in U.S. equity securities but may, to a lesser extent, invest in equity securities of foreign entities.  The Fund may invest in entities of any size.  To the extent that the Fund invests in bonds it may invest in bonds of any maturity or credit quality.  These bonds may include high yield, high risk bonds, commonly known as “junk bonds”, that are rated BBB- and below by Standard & Poor's (S&P) or similarly rated by another nationally recognized ratings organization.

The portfolio management team’s approach towards management of the portfolio begins  using proprietary quantitative models to systematically search for securities with stable to rising dividends.  Once the quantitative process has identified candidates for possible inclusion in the portfolio, the portfolio management team applies qualitative analysis to assess if the earnings and distribution profile revealed through the quantitative analysis is both reasonable and sustainable.  New ideas are taken from the results of the quantitative screening process but confirmed qualitatively by conducting street research review.

Although market conditions and other factors may cause deviations, the portfolio manager typically aims to maintain a portfolio with the following attributes:

•      Diversified portfolio consisting of high-yielding, U.S.-listed, exchange-traded securities
•      Long-only positions, no derivatives, no leverage
•      Security selection and portfolio composition driven by fundamentally-based, proprietary research
•      Low-turnover

Within the types of securities considered for inclusion in the Fund, the management process will seek to identify individual investments with current and projected yields significantly higher than those of broad common stock or investment grade bond indexes.  Research processes will intend to maximize the likelihood that those yields will be sustained or increased, and that there is a reasonable probability of at least modest capital gains over a market cycle holding period.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash investments.”

Under the “Fund Summary -- Management” section, the following replaces the information currently in the Prospectus:

“Investment Adviser: Innovator Management LLC

Investment Sub-Adviser: McKinley Capital Management, LLC

Portfolio Management Team:
Robert B. Gillam, President and CEO
Robert A. Gillam, CFA, Senior Vice President and CIO
Gregory S. Samorajski, CFA, Director of Investment, Portfolio Manager
Sheldon J. Lien, CFA, Portfolio Manager
Brandon S. Rinner, CFA, Portfolio Manager”

Under the “Management of the Fund” section, the following replaces the information currently in the Prospectus:

“Under the supervision of the Trust’s Board of Trustees, Innovator Management LLC (the “Adviser”), 325 Chestnut Street, Suite 512, Philadelphia, PA 19106, makes investment decisions for the Fund.  The Adviser is a subsidiary of Academy Asset Management LLC.  For its services to the Funds, the Adviser is entitled to receive an annual fee of 1.00% of the Fund’s average daily net assets.  The Adviser has contracted, through March 30, 2016, to waive its fees and/or pay Fund expenses so that the Fund’s annual net operating expenses (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses) do not exceed 1.10%.

The Adviser has appointed a Sub-Adviser, McKinley Capital Management, LLC, 3301 C Street, Suite 500, Anchorage, AK  99503 to serve as portfolio manager of the Fund.  The Adviser will be responsible for compensating the Sub-Adviser for its services to the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s annual report to shareholders for the fiscal period ended November 30, 2014.

Portfolio Managers

Robert B. Gillam, President and CEO, McKinley Capital Management LLC
Robert A. Gillam, CFA, Senior Vice President and CIO, McKinley Capital Management LLC
Gregory S. Samorajski, CFA, Director of Investment, Portfolio Manager, McKinley Capital Management LLC
Sheldon J. Lien, CFA, Portfolio Manager, McKinley Capital Management LLC
Brandon S. Rinner, CFA, Portfolio Manager, McKinley Capital Management LLC

Each Portfolio Manager has been associated with the Sub-Adviser in the position noted for more than five years.  The Fund is team-managed by the Portfolio Managers in addition to others who are not listed.  The

SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.”

Under the “Supplemental Performance Information” section, the following replaces the information currently in the Prospectus:

Sub-Adviser’s Prior Performance
The performance information shown below represents the composite of the prior performance of discretionary accounts managed by the Sub-Adviser with substantially similar investment objectives, policies and strategies as the Fund.  The performance information is referred to as the U.S. Equity Income Wrap Composite (the “Composite”).  A “wrap” account is an account where the investor receives, for a flat fee, a range of services in addition to portfolio management, such as custody services.  Each of the wrap accounts included in the Composite has a minimum initial investment of $100,000 that focuses on U.S. equity income securities investments and is individually managed by the Sub-Adviser for which the Sub-Adviser receives a flat annual fee. This Composite is shown because it provides the longest, uninterrupted track record by the Sub-Adviser. The Sub-Adviser maintains all performance records for the Composite.  The Composite includes all accounts managed by the Sub-Adviser with substantially similar investment objectives, policies and strategies as the Fund. Accounts that meet established composite exclusion rules required by the Global Investment Performance Standards (GIPS®) are excluded from the Composite.

The performance of the Composite presented below does not guarantee similar results for the Fund and is not the Fund’s own historical record.  You should not rely on the following performance data as an indication of future performance of the Sub-Adviser or of the Fund.  In addition, the performance information presented for the Composite is current as of the date shown, but may not be current as of the date you are reviewing this supplement to the Prospectus. Consequently, the performance of the Composite may vary from that shown below.  The performance information has been calculated and provided by the Sub-Adviser.

The primary investment objectives, policies and strategies of the Fund and the Composite are substantially similar.  The Fund and the Composite will invest in substantially similar investments. However, the performance of the Composite may differ from the performance of the Fund because of the following differences between the Fund and the Composite:  brokerage commissions and dealer spreads; expenses (including management fees); the size of the investment in a particular security in relation to the overall portfolio size; the timing of purchases and sales (including the effect of market conditions at that time); the timing of cash flows into the portfolio; the availability of cash for new investments; and deviations in execution of the strategy caused by certain tax considerations specific to client accounts included in the composite.

The performance of the Composite also may differ from the performance of the Fund because the Composite, unlike the Fund, is not registered under the Investment Company Act of 1940 or subject to certain provisions of the Internal Revenue Code, and, consequently, the Composite, unlike the Fund, may not be required to:  redeem shares upon request; meet certain diversification requirements; or comply with the tax restrictions and investment limitations that govern mutual funds.  If the Composite had to comply with the foregoing regulatory requirements or restrictions, its performance results may have been adversely affected.

The foregoing differences, however, do not alter the conclusion that the investment objectives, strategies and policies of the Fund and the Composite are substantially similar.

The performance data below is for the Composite and is NOT the performance results of the Fund.

U.S. Equity Income Wrap Composite(1)
for Periods Ending March 31, 2015
	Average Annual Total Returns (Net of Management Fees)			Dividend Yield
Period	Composite	Dow Jones Utility Average Index(2)	S&P 500 Index(3)	Composite	Dow Jones Utility Average Index	S&P 500 Index
1 Year	-1.80%	14.28%	12.73%	7.47%	3.41%	2.00%
3 Year	9.14%	12.82%	16.11%	7.45%	3.83%	2.00%
5 Year	11.57%	13.67%	14.47%	7.40%	4.02%	1.93%
10 Year	8.36%	9.18%	8.01%	7.59%	3.79%	2.08%
Inception (January 1, 1991)	9.92%	9.08%	10.12%	9.07%	N/A	1.99%

 (1)As of March 31, 2015, the Composite was comprised of 43 discretionary accounts approximating $16.5 million in assets under management.  Total firm assets under management as of March 31, 2015 were $7.5 billion. As with any investment, there is a risk of profit or loss, including loss of principal.

(2)
The Dow Jones Utility Average® Index is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.  The index is unmanaged and does not incur management fees, transaction costs, or other expenses associated with separately managed accounts.  You cannot invest directly in an index.

(3)
The S&P 500® Index is a broad market index of U.S. large capitalization companies.  The index is unmanaged and does not incur management fees, transaction costs, or other expenses associated with separately managed accounts.  You cannot invest directly in an index.

Please read the following important notes concerning the Composite return information shown above:

1.	The results shown above may not be sustained.
2.	All returns are based in U.S. dollars and are computed using a time-weighted rate of return.
3.	The Sub-Adviser is an independent investment management firm and registered investment adviser. The Sub-Adviser claims compliance with the Global Investment Performance Standards (GIPS®).
4.
If the Fund’s expenses were reflected in the gross performance of the Composite, such performance would be lower than shown.  Results may have been different if the SEC methodology had been used instead of the GIPS® methodology.

5.	Past performance is not an indication of future results.

Under the “Manager of Managers Structure” section, the following replaces the information currently in the Prospectus:

“The Fund and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to the sub-adviser or sub-advisory agreement within 90 days of the changes.”

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Please keep this supplement for future reference.

This supplement is dated July 10, 2015.